Provisions	12 Months Ended
Dec. 31, 2017
Other provisions [abstract]
Provisions [text block]

20 Provisions

(in USD million)	Asset retirement obligations	Claims and litigations	Other provisions	Total

Non-current portion at 31 December 2016	10,711	1,209	1,487	13,406
Current portion at 31 December 2016 reported as trade and other payables	188	1,147	922	2,258

Provisions at 31 December 2016	10,899	2,356	2,409	15,664

New or increased provisions	768	128	833	1,729
Decrease in the estimates	(388)	(1,120)	(272)	(1,780)
Amounts charged against provisions	(222)	(22)	(579)	(824)
Effects of change in the discount rate	543	-	(6)	538
Reduction due to divestments	(2)	-	-	(2)
Accretion expenses	413	-	-	413
Reclassification and transfer	-	-	16	16
Currency translation	441	(2)	49	487

Provisions at 31 December 2017	12,451	1,339	2,451	16,241

Current portion at 31 December 2017 reported as trade and other payables	69	68	547	684
Non-current portion at 31 December 2017	12,383	1,271	1,904	15,557

Expected timing of cash outflows
(in USD million)	Asset retirement obligations	Other provisions, including claims and litigations	Total

2018 - 2022	993	3,082	4,076
2023 - 2027	2,413	342	2,755
2028 - 2032	986	25	1,011
2033 - 2037	4,368	16	4,384
Thereafter	3,691	324	4,015

At 31 December 2017	12,451	3,790	16,241

The claims and litigations category mainly relates to expected payments on unresolved claims. The timing and amounts of potential settlements in respect of these are uncertain and dependent on various factors that are outside management's control.

The main change in the caption claims and litigations concerns a settlement of a dispute with the Angolan Ministry of Finance. For further information on this dispute and other contingent liabilities, see note 23 Other commitments, contingent liabilities and contingent assets.

The other provisions category relates to expected payments on onerous contracts, cancellation fees and other. In 2016, Statoil recognised a provision amounting to USD 1 billion for a contingent consideration related to the BM-S-8 acquisition in Brazil. In 2017, provisions related to the BM-S-8 acquisition increased to USD 1.2 billion of which USD 0.3 billion is current portion. For further information, see note 4 Acquisitions and divestments.

For further information of methods applied and estimates required, see note 2 Significant accounting policies.